UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2017
_______________________________
THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Beginning in the first quarter of 2017, The Western Union Company (“Western Union” or the “Company”) implemented a new region structure in its Consumer-to-Consumer operating segment due to leadership and organizational structure changes within the Company. The Company views its Consumer-to-Consumer money transfer service as one interconnected global network where a money transfer can be sent from one location to another, around the world. The segment includes five geographic regions whose functions are primarily related to generating, managing and maintaining agent relationships and localized marketing activities. The Company includes its online money transfer services initiated through Western Union branded websites ("westernunion.com") in its regions. By means of common processes and systems, these regions, including westernunion.com, create an interconnected network for consumer transactions, thereby constituting one global Consumer-to-Consumer money transfer business and one operating segment. The Company is filing this Current Report on Form 8-K so investors can understand the effect of the new region structure. The new regions are as follows:

Region Description	Former Region Description	Significant Changes
North America (United States and Canada) ("NA")	North America	Excludes Mexico
Europe and Russia/CIS ("EU & CIS")	Europe and CIS	None
Middle East, Africa, and South Asia ("MEASA")	Middle East and Africa	Includes India and certain other South Asian countries (a)
East Asia and Oceania ("APAC")	Asia Pacific ("APAC")	Excludes India and certain other South Asian countries (a)
Latin America and the Caribbean ("LACA")	Latin America and the Caribbean ("LACA")	Includes Mexico

(a)	These other South Asian countries include Bangladesh, Bhutan, Maldives, Nepal, and Sri Lanka.

In addition, beginning January 1, 2017, the geographic split for transactions and revenue in the Company's disclosures, including transactions initiated through westernunion.com, will be determined entirely based upon the region where the money transfer is initiated. Prior to January 1, 2017, for transactions originated and paid in different regions, the Company split the transaction count and revenue between the two regions, with each region receiving 50%. Therefore, regional results for the periods presented in the tables below have been adjusted to attribute the transactions and revenue entirely to the region where the transaction was initiated.

The following table provides reclassified region revenue and transaction changes for the Company's Consumer-to-Consumer segment for previously presented periods.

Consumer-to-Consumer (C2C) Segment	1Q16	2Q16	3Q16	4Q16	FY2016
NA region revenues (GAAP) - YoY % change	4%	6%	7%	8%	6%
NA region foreign currency translation impact (a)	1%	1%	0%	0%	1%
NA region revenues (constant currency) - YoY % change	5%	7%	7%	8%	7%
NA region transactions - YoY % change	7%	7%	7%	8%	7%

EU & CIS region revenues (GAAP) - YoY % change	(3)%	(2)%	(2)%	(2)%	(2)%
EU & CIS region foreign currency translation impact (a)	3%	2%	4%	6%	3%
EU & CIS region revenues (constant currency) - YoY % change	0%	0%	2%	4%	1%
EU & CIS region transactions - YoY % change	4%	5%	3%	5%	4%

MEASA region revenues (GAAP) - YoY % change	(4)%	(7)%	(16)%	(14)%	(10)%
MEASA region foreign currency translation impact (a)	3%	1%	2%	2%	2%
MEASA region revenues (constant currency) - YoY % change	(1)%	(6)%	(14)%	(12)%	(8)%
MEASA region transactions - YoY % change	(5)%	(8)%	(14)%	(17)%	(11)%

APAC region revenues (GAAP) - YoY % change	(6)%	(2)%	2%	(2)%	(2)%
APAC region foreign currency translation impact (a)	4%	3%	0%	1%	2%
APAC region revenues (constant currency) - YoY % change	(2)%	1%	2%	(1)%	0%
APAC region transactions - YoY % change	(7)%	(5)%	(5)%	(6)%	(6)%

LACA region revenues (GAAP) - YoY % change	(16)%	(7)%	0%	11%	(3)%
LACA region foreign currency translation impact (a)	12%	10%	9%	9%	10%
LACA region revenues (constant currency) - YoY % change	(4)%	3%	9%	20%	7%
LACA region transactions - YoY % change	8%	11%	15%	18%	13%

__________
(a)
Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. The Company believes that this measure provides management and investors with information about operating results and trends that eliminates currency volatility and provides greater clarity regarding, and increases the comparability of, our underlying results and trends.

A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review the Company's financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the table above.

The following table provides reclassified regional revenues for the Consumer-to-Consumer segment as a percentage of the total Consumer-to-Consumer revenues. Where reported separately below, westernunion.com consists of 100% of the transactions and revenue that are initiated through westernunion.com.

% of Consumer-to-Consumer Revenue	1Q16	2Q16	3Q16	4Q16	FY2016
Regional Revenues:
NA region revenues	36%	36%	37%	37%	36%
EU & CIS region revenues	30%	31%	31%	31%	31%
MEASA region revenues	19%	18%	17%	16%	18%
APAC region revenues	8%	8%	8%	8%	8%
LACA region revenues	7%	7%	7%	8%	7%
westernunion.com revenues	7%	8%	8%	9%	8%

Additionally, beginning with the Company's Form 10-Q for the three months ended March 31, 2017, the Company will report total "Revenues" in its Consolidated Statements of Income for all periods presented and will no longer present the subcaptions previously reported, including "Transaction fees", "Foreign exchange revenues", and "Other revenues".

These changes in regions, geographic split for transactions and revenue, and revenue reporting have been and will be reflected retrospectively, but do not revise or restate the Company's Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Stockholders' Equity or Consolidated Statements of Cash Flows for prior periods.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2017	THE WESTERN UNION COMPANY

	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary